                                                                   Exhibit 10.21


                    AMENDMENT NO. 1 TO PARTNERSHIP AGREEMENT
                        OF HUNLOCK CREEK ENERGY VENTURES


      This Amendment No. 1 to Partnership Agreement (this "Amendment"), dated as of June 26, 2003, is entered into by and among UGI HUNLOCK DEVELOPMENT COMPANY, a Pennsylvania corporation ("UGI GP") and ALLEGHENY ENERGY SUPPLY HUNLOCK CREEK, LLC, a Delaware limited liability company ("Allegheny GP"). Capitalized terms used herein but not defined shall have the meanings assigned to such terms in the Partnership Agreement (as hereinafter defined).

                                    RECITALS

      WHEREAS, UGI GP and Allegheny GP entered into a Partnership Agreement of Hunlock Creek Energy Ventures dated as of December 8, 2000 (the "Partnership Agreement");

      WHEREAS, a dispute has arisen between the parties concerning the obligations of Allegheny Energy Supply in Sections 9.6(b) and 9.6(c) of the Partnership Agreement and the enforceability of the put and call options contained in such Sections against Allegheny Energy Supply (the "Disputed Matter"), and the parties have agreed to execute this Amendment in order to resolve such dispute;

      WHEREAS, the parties hereto desire to amend the Partnership Agreement as set forth in this Amendment; and

      WHEREAS, Allegheny Energy Supply desires that the parties to the Partnership Agreement execute this Amendment.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

      1. Section 9.6(b) of the Partnership Agreement is hereby amended and restated in its entirety as follows:

      (b) UGI GP PUT RIGHTS. For a period of ninety (90) days commencing January 1, 2006, UGI GP (or an Affiliate thereof) shall have the right, but not the obligation, to require Allegheny GP (or an Affiliate thereof) to purchase the Plant (including all inventory of the Partnership associated with the Plant) or the CT, or both of them, from the Partnership (collectively, the "UGI Put Right"). The purchase price for the Plant and such inventory shall be the sum of Fifteen Million Dollars ($15,000,000) plus the value of all inventory of the Partnership associated with the Plant at the time of such purchase, which amount shall be paid by Allegheny GP (or an Affiliate thereof) to the Partnership by wire transfer of immediately available funds at a closing of such purchase to be held as soon as practicable following written notice from UGI GP (or an Affiliate thereof) to Allegheny GP (or an Affiliate thereof) of its determination to require such purchase. The purchase price for the CT shall be the amount of the book value of the CT on the books of the Partnership as of the date of closing of such purchase, which amount shall be paid by Allegheny GP (or an Affiliate thereof) to the Partnership by wire transfer of immediately available funds at a closing of such purchase to be held as soon as practicable following written notice from UGI GP (or an Affiliate thereof) to Allegheny GP (or an Affiliate thereof) of its determination to require such purchase. In connection with any such closing, UGI GP (or an Affiliate thereof) and Allegheny GP (or an Affiliate thereof) shall jointly prepare, execute and deliver such instruments of transfer that are reasonably required to effectuate the purchase and sale of the Plant or the CT, or both of them. All funds received by the Partnership in connection with the sale of the Plant or the CT, or both of them, shall be paid, as soon as practicable following the closing of any such sale, to the Partners in a special distribution in proportion to the Percentage Interests of each as of the date of distribution. In the event that UGI GP (or an Affiliate thereof) exercises the UGI Put Right with respect to the Plant and the CT and, upon such exercise, the Partnership's assets consist solely of intangible items, the Partners thereafter shall cause the orderly dissolution of the Partnership. Notwithstanding anything to the contrary contained in this Section 9.6(b), an Affiliate of Allegheny GP shall only be permitted to exercise the rights of and perform the obligations of Allegheny GP described herein if the following conditions are satisfied: (i) UGI GP (or an Affiliate thereof) consents, in its sole discretion, to the substitution of such Affiliate for Allegheny GP and
      (ii) the performance by such Affiliate of its obligations hereunder does not violate any federal, state or local law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, license, permit, contract, agreement, or other document, commitment or arrangement, whether oral or written, and UGI GP (or an Affiliate thereof) shall have received, prior to the date of the closing of such sale, an opinion of outside legal counsel for Allegheny GP (which counsel shall be reasonably satisfactory to UGI GP) to that effect.

      2. Section 9.6(c) of the Partnership Agreement is hereby amended and restated in its entirety as follows:

      (c) ALLEGHENY GP CALL RIGHTS. For a period of ninety (90) days commencing January 1, 2006, Allegheny GP (or an Affiliate thereof) shall have the right, but not the obligation, to purchase the Plant (including all inventory of the Partnership associated with the Plant) or the CT, or both of them, from the Partnership (collectively, the "Allegheny Call Right"). The purchase price for the Plant and such inventory shall be the sum of Fifteen Million Dollars ($15,000,000) plus the value of all inventory of the Partnership associated with the Plant at the time of such purchase, which amount shall be paid by Allegheny GP (or an Affiliate thereof) to the Partnership by wire transfer of immediately available funds at a closing of such purchase to be held as soon as practicable following written notice from Allegheny GP (or an Affiliate thereof) to UGI GP of its determination to undertake such purchase. The purchase price for the CT shall be the amount of the book value of the CT on the books of the Partnership as of the date of closing of such purchase, which amount shall be paid by Allegheny GP (or an Affiliate thereof) to the Partnership by wire transfer of immediately available funds at a closing of such purchase to be held as soon as practicable following written notice from Allegheny GP (or an Affiliate thereof) to UGI GP of its determination to undertake such purchase. The purchase price for the CT shall be the amount of the book value of the CT on the books of the Partnership as of the date of closing of such purchase, which amount shall be paid by Allegheny GP (or an Affiliate thereof) to the Partnership by wire transfer of immediately available funds at a closing of such purchase to be held as soon as practicable following written notice from Allegheny GP (or an Affiliate thereof) to UGI GP of its determination to undertake such purchase. In connection with any such closing, UGI GP and Allegheny GP (or an Affiliate thereof) shall jointly prepare, execute and deliver such instruments of transfer that are reasonably required to effectuate the purchase and sale of the Plant or the CT, or both of them. All funds received by the Partnership in connection with the sale of the Plant or the CT, or both of them, shall be paid, as soon as practicable following the closing of any such sale, to the Partners in a special distribution in proportion to the Percentage Interests of each as of the date of distribution. In the event that Allegheny GP (or an Affiliate thereof) exercises the Allegheny Call Right with respect to the Plant and the CT and, upon such exercise, the Partnership's assets consist solely of intangible items, the Partners thereafter shall cause the orderly dissolution of the Partnership. Notwithstanding anything to the contrary contained in this Section 9.6(c), an Affiliate of Allegheny GP shall only be permitted to exercise the rights of and perform the obligations of Allegheny GP described herein if the following conditions are satisfied:
      (i) UGI GP (or an Affiliate thereof) consents, in its sole discretion, to the substitution of such Affiliate for Allegheny GP and (ii) the performance by such Affiliate of its obligations hereunder does not violate any federal, state or local law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, license, permit, contract, agreement, or other document, commitment or arrangement, whether oral or written, and UGI GP (or an Affiliate thereof) shall have received, prior to the date of the closing of such sale, an opinion of outside legal counsel for Allegheny GP (which counsel shall be reasonably satisfactory to UGI GP) to that effect.

      3. The parties acknowledge and agree that the execution of this Amendment fully resolves all disputes between them concerning the Disputed Matter solely with respect to the time period on or prior to the date hereof. The parties hereby waive and release each other, and their respective subsidiaries, affiliates, officers, directors, employees and representatives from any liabilities, known or unknown, direct, indirect or contingent, that may arises with respect to the Disputed Matter solely with respect to the time period on or prior to the date hereof. Notwithstanding anything to the contrary contained in this Amendment, nothing in this Amendment shall be construed as limiting, restricting or excusing the payment obligations of Allegheny GP (or its Affiliates) contemplated by Section 9.6(b) of the Partnership Agreement, and neither UGI GP nor any of its Affiliates waives or releases any other rights or liabilities of any party under the Partnership Agreement.

      4. Except as specifically amended by this Amendment, the Partnership Agreement shall remain in full force and effect and is hereby ratified and confirmed. This Amendment shall be construed as one with the Partnership Agreement, and the Partnership Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

      5. This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without reference to any conflict of law or choice of law principles that might apply the law of another jurisdiction.

      6. This Amendment may be executed in any number of counterparts, all of which shall for all purposes constitute one Agreement binding on all of the parties hereto, notwithstanding that all of the other parties did not execute the same counterpart. The signatures of the parties may be on separate signature pages all of which, when attached hereto, shall constitute the execution of one Agreement binding on all the parties hereto, notwithstanding that all of the other parties did not execute the same signature page.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first written above.

ALLEGHENY GP:     ALLEGHENY ENERGY SUPPLY HUNLOCK CREEK, LLC


                  By:  Allegheny Energy, Inc., its sole member



                  By: ___________________________________
                      Name:
                      Title:



UGI GP:     UGI HUNLOCK DEVELOPMENT COMPANY



                  By: ___________________________________
                      Name:
                      Title: